UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2024

Stronghold Digital Mining, Inc.
(Exact Name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-40931		86-2759890
(Commission File Number)		(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(845) 579-5992
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

WhiteHawk Credit Agreement Third Amendment

As previously announced, on October 27, 2022, Stronghold Digital Mining, Inc. (the “Company”) entered into a secured credit agreement (the “Credit Agreement”) with WhiteHawk Finance LLC (“WhiteHawk”) to refinance the equipment financing agreement, dated June 30, 2021 by and between Stronghold Digital Mining Equipment, LLC (“Stronghold LLC”) and WhiteHawk (the “WhiteHawk Financing Agreement”), effectively terminating the WhiteHawk Financing Agreement. On February 6, 2023, the Company, Stronghold Digital Mining Holdings, LLC (“Holdings”), as borrower, their subsidiaries and WhiteHawk Capital, as collateral agent and administrative agent, and the other lenders thereto, entered into an amendment to the Credit Agreement (the “First Amendment”).  On March 28, 2023, the Company, Holdings, as borrower, their subsidiaries and WhiteHawk Capital, as collateral agent and administrative agent, and the other lenders thereto, entered a Second Amendment to Credit Agreement (the “Second Amendment”).

On February 15, 2024, the Company, Holdings, as borrower, their subsidiaries and WhiteHawk Capital, as collateral agent and administrative agent, and the other lenders thereto, entered a Third Amendment to Credit Agreement (the “Third Amendment”). Pursuant to the Third Amendment, among other items, (i) the Company was permitted to the purchase the December 2023 Purchase Miners, so long as the December 2023 Purchase Miners were purchased from cash proceeds of the December 2023 Equity Raise and such December 2023 Purchase Miners are Collateral, (ii) the Lenders waived certain prepayment requirements of the Credit Agreement with respect to cash proceeds of the December 2023 Equity Raise, subject to the Lender’s receipt of $3,230,522.82, which amount represents amortization payments of the Term Loan that were otherwise due on July 31, 2024 and August 30, 2024, (iii) two (2) 115kV to 13.8kV – 30/40/50 MVA transformers and two (2) 145kV SF6 breakers previously purchased by the Company were added to the defined term Permitted Disposition and (iv) the Company’s minimum liquidity requirement was amended to not be less than: (A) until June 30, 2025, $2,500,000 and (B) from and after July 1, 2025, $5,000,000.

Termes used herein but not otherwise defined shall have the meaning given to such terms in the Third Amendment. The foregoing description of the Third Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 1.02.	Termination of a Material Definitive Agreement

On November 2, 2021, Holdings and Olympus Stronghold Services, LLC (“Olympus Services”), entered into an Operations, Maintenance and Ancillary Services Agreement (the “Omnibus Services Agreement”), whereby Olympus Services was to provide certain operations, personnel and maintenance services to the Company and its affiliates. On February 13, 2024, Holdings and Olympus Services entered into a Termination and Release Agreement (the “Termination and Release”)  whereby the Omnibus Services Agreement was terminated. The Termination and Release contained a mutual customary release. The Company expects to continue to pay Olympus $10,000 per month for ongoing assistance at each of the Scrubgrass Plant and Panther Creek Plant. The Company does not expect the Termination and Release Agreement to have a material impact on ongoing operations as the Company has worked to in-source all services previously provided by Olympus Services.

The foregoing description of the Termination and Release is not intended to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.2, to this Current Report on Form 8-K and incorporated into this Item 1.02 by reference.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this current report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things: the restructuring of the Company’s debt and the performance and satisfaction of various obligations under the agreements entered into in order to effect such restructuring of debt; the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure and install crypto asset mining equipment, including from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of its Annual Report on Form 10-K filed on April 3, 2023 and our Quarterly Reports on Form 10-Q filed on May 12, 2023 and August 11, 2023, and in its Current Reports on Form 8-K filed from time to time. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1
Third Amendment to Credit Agreement, dated as of February 15, 2024, by and among Stronghold Digital Mining, Inc., Stronghold Digital Mining Holdings, LLC as Borrower, each subsidiary of the Borrower listed as a Guarantor therein, WhiteHawk Finance LLC and/or its affiliates or designees and the other lenders from time-to-time party thereto as Lenders and WhiteHawk Capital Partners LP, as Collateral Agent and Administrative Agent.

10.2	Termination and Release Agreement, dated as of February 13, 2024, by and among Stronghold Digital Mining Holdings, LLC and Olympus Stronghold Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

Date: February 16, 2024	By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer and Chairman